Consolidated Unaudited Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Current assets
Cash and cash equivalents	$ 17,824	$ 8,844
Short-term bank deposit		15,912
Prepaid expenses and other current assets	130	100
Total current assets	17,954	24,856
Non-current assets
Property and equipment, net	136	161
Total non-current assets	136	161
Total assets	18,090	25,017
Current liabilities
Accounts payable and accruals
Trade	32	141
Other	806	783
Employees and payroll accruals	75	406
Total current liabilities	913	1,330
Shareholders’ equity
Share capital, Ordinary shares, 48 NIS par value (18,000,000 authorized shares as of June 30, 2024 and December 31,2023 respectively and 5,851,042 and 5,850,555 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	83,753	83,746
Additional paid-in capital	84,597	84,802
Accumulated deficit	(151,173)	(144,861)
Total shareholders’ equity	17,177	23,687
Total liabilities and shareholders’ equity	$ 18,090	$ 25,017